Exhibit 10.6

INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

This Intellectual Property Security Agreement Supplement is entered into as of the [__] day of July, 2023 by and between MIDCAP FINANCIAL TRUST, a Delaware statutory trust (in such capacity, together with its successors and assigns, “Agent”) and STRATA SKIN SCIENCES, INC., a Delaware corporation (“Strata”, and together with any other Person that joins this agreement as a Grantor, each a “Grantor” and collectively, the “Grantors”).

RECITALS

A.         The Grantors are party to that certain Intellectual Property Security Agreement, by and between Agent and the Grantors, dated as of September 30, 2021, (as the same may have been amended, modified or supplemented from time to time prior to the date hereof, the “Existing IP Security Agreement”; capitalized terms used herein are used as defined in the Existing IP Security Agreement);

B.          The Grantors wish to amend the Existing IP Security Agreement by supplementing the Intellectual Property Collateral therein with the Intellectual Property listed on the exhibits hereto.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Credit Agreement, each Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its Obligations under the Credit Agreement, each Grantor grants and pledges to Agent, for the ratable benefit of the Lenders, a security interest in all of such Grantor’s right, title and interest in, to and under its Intellectual Property, other than Excluded Property (each as defined in the Credit Agreement), whether now owned or hereafter created, acquired or held, including, without limitation, the following:

(a)          Any and all Copyrights, including without limitation those set forth on Exhibit A attached hereto, as such exhibit may be further amended, modified or supplemented from time to time;

(b)          Any and all Patents, including without limitation those set forth on Exhibit B attached hereto, as such exhibit may be further amended, modified or supplemented from time to time;

(c)          Any and all Trademarks, including without limitation those set forth on Exhibit C attached hereto, as such exhibit may be further amended, modified or supplemented from time to time;

(d)          Any and all Mask Works, including without limitation those set forth on Exhibit D attached hereto, as such exhibit may be further amended, modified or supplemented from time to time; and

(e)          All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

Notwithstanding the foregoing, the Intellectual Property Collateral does not include any “intent to use” trademark at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, provided, that upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use of an intent-to-use trademark application pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use application shall constitute Intellectual Property Collateral.

The Grantors hereby agree that the Intellectual Property listed on the exhibits hereto shall become a part of the Intellectual Property Collateral in the Existing IP Security Agreement and shall secure all Obligations in accordance with the terms of the Credit Agreement.  The exhibits of the Existing IP Security Agreement shall be deemed amended to add the Intellectual Property listed on the exhibits to this IP Security Agreement Supplement.  The rights and remedies of Agent with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Credit Agreement and the Existing IP Security Agreement.

The provisions of the Existing IP Security Agreement regarding choice of law, jurisdiction, venue and jury trial waiver are incorporated herein and shall govern this Intellectual Property Security Agreement Supplement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Grantors have caused this Intellectual Property Security Agreement Supplement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTORS:	STRATA SKIN SCIENCES, INC.

By:
Name:
Title:

AGENT:

MIDCAP FINANCIAL TRUST

By: Apollo Capital Management, L.P.,
its investment manager

By: Apollo Capital Management GP, LLC,
its general partner

By:
Name: Maurice Amsellem
Title: Authorized Signatory

EXHIBIT A

Copyrights

None.

EXHIBIT B

Patents

Country	Patent Application No.	Title	Status	Current Legal Entities Owned
U.S.	63/488,272	UV Delivery System and method for 308nm Phototherapy Lasers	Pending	Strata Skin Sciences, Inc.
U.S.	17/634,079	Tip Section for Use in Phototherapy	Pending	Strata Skin Sciences, Inc.
U.S.	17/640,067	Method for Targeted Treating Dermatoses	Pending	Strata Skin Sciences, Inc.
U.S.	17/640,125	Method for Targeted Treating Dermatoses	Pending	Strata Skin Sciences, Inc.
U.S.	17/640,093	Method for Targeted Treating Dermatoses	Pending	Strata Skin Sciences, Inc.

EXHIBIT C

Trademarks

Description	Registration/ Application Number	Registration/ Application Date
MELA	1339968	Renewal Due - January 8, 2030
VTRAC	7121033	Renewal Due - July 27, 2030
XTRAC	7121034	Renewal Due - July 6, 2030
XTRAC S3	48089244	Renewal Due - April 13, 2031
MELA	8796088	Renewal Due - January 7, 2030
S3	1514976	Renewal Due - January 10, 2030
VTRAC	7482284	Renewal Due - December 19, 2028
XTRAC	7480511	Renewal Due - December 19, 2028
VTRAC	2578256	Renewal Due - August 8, 2023
XTRAC	2578258	Renewal Due - August 8, 2023
VTRAC	40-0809817	Renewal Due - December 24, 2029
XTRAC	40-0809816	Renewal Due - December 24, 2029
VTRAC	1383636	Renewal Due - October 31, 2029
XTRAC	1385590	Renewal Due - November 15, 2029
MELA	UK00908796088	Renewal Due - January 7, 2030
S3	1514976	Renewal Due - January 10, 2030
S3	UK00801514976	Renewal Due - January 10, 2030
VTRAC	UK00907482284	Renewal Due - December 19, 2028
XTRAC	UK00907480511	Renewal Due - December 19, 2028
MELA	4,226,001
MMD	6598213	Renewal Due – December 21, 2027
S3	1514976	Renewal Due - January 10, 2030
MOMENTUM	6959003	Renewal Due – January 17, 2029

EXHIBIT D

Mask Works

None.